                                                               EXHIBIT 10.31
                                                         (Translated from German
                                                                to English)


                                                                         PHILIPS
                             1996 ANNUAL AGREEMENT
                                     with
                                  Prodac GmbH
                              Max-Planck-Str. 38
                              50858 Koln-Marsdorf
                             Customer No. 19/13784

                                  Products of the Philips Consumer Electronics Division, Hamburg
                       (not including automobile radios, tapes and accessories, software, background music)
                                          for use in the commercial sector (hotels etc.)

1996 sales objective:         Total CE > [***] DM

Prices:                       net, as indicated in attached Price List
                              (to be examined jointly each quarter)

                              all other products from Net Price List - 12 %

Annual bonus:                 on sales billed:   [***]


Payment:                      [***] discount 30 days, 45 days net
                              (Items > [***] DM = [***]% discount 60 days)

Service:                      1.2 % lump-sum credit as reimbursement
                              of costs for 12 month Philips warranty.
                              11% discount on Philips replacement parts.
                              Replacement guarantee on warranty claims within 1 week after delivery.

Disposal of packaging:        From the hotel, all at once, in the
                              context of regularly scheduled routes
                              at no charge (separated by type of
                              material and laid flat), or via
                              "Gruner Punkt"
                              [Green Dot - a German recycling system]
                              ---------------------------------------


Advertising/Promotion:        See Appendix
[handwriting]
Hamburg, June 18, 1996        Cologne, June 19, 1996

Philips CE / Hotel TV         Prodac GmbH

Appendix to Annual Agreement


     ---------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Net Price List                                                                                     Philips HOTEL-LINE PC

PRODAC, Cologne                           19/13784                                   April 15, 1996
APRIL 1, 1996                             SPECIFICATION                            REMOTE                              DM NET
---------------------------------------------------------------------------------------------------------------------------------
37 CM / 34 cm                             HiBn color picture tube                                                       each
TV 14-3152 Basic                          - (available mid 1996)                   included                              [***]
           -----
TV 14-3252 Basic plus                     Videotext, clock, alarm                  included                              [***]
           ----------
TV 14-3302 Basic plus                     Videotext, clock, alarm, UKW Radio       included                              [***]
           ----------
45 CM / 41 cm                             Black-HiBn-FSQ color picture tube
TV 17-3152 Basic                          - (available mid/late April 1996)        included                              [***]
           -----
TV 17-3202 Basic                          Videotext                                included                              [***]
           -----
TV 17-3252 Basic plus                     Videotext, clock, alarm                  included                              [***]
           ----------
TV 17-3302 Basic plus                     Videotext, clock, alarm, UKW Radio       included                              [***]
           ----------
TV 1340                                   System                                     -                                   [***]
TV 17-3252 System                         System, clock and alarm ready              -                                   [***]
           ------
                                           - interface installed, remote control   included                              [***]
TV 17-3402 System                         System, videotext, clock, alarm            -                                   [***]
           ------
55 CM / 51 cm                             Blackline-FSQ-color picture tube
TV 21-3152 Basic                          - (available late April 1996)            included                              [***]
           -----
TV 21-3202 Basic                          Videotext                                included                              [***]
           -----
TV 21-3252 Basic plus                     Videotext, clock, alarm                  included                              [***]
           ----------
TV 21-3302 Basic plus                     Videotext, clock, alarm, UKW radio       included                              [***]
           ----------
TV 1350                                   System                                     -                                   [***]
                                          - interface installed                      -                                   [***]
TV 21-3352 System                         System, clock and alarm ready*             -                                   [***]
           ------
                                           - interface installed, remote control   included                              [***]
TV 21-3402 System                         System, videotext, clock, alarm*           -                                   [***]
           ------
Smart-Loader(TM)                          Fast Programmer Module (22AV1013)                                              [***]
RC 8611                                   Hotel Cursor Remote Control                                                    [***]
                                          (batteries not included)
TVZ 9052                                  Master remote control with operating                                           [***]
                                          instructions for Hotel-TV

45 cm / 55 cm Basic plus and System with second speaker connection (DIN)
              ----------     ------

All units with full Hyperband Tuner, fast programming capability, channel, volume lock, indicator for low battery in remote control, "Welcome Greeting."
Initial programming with Smart-Loader(TM) within 10 seconds/unit.
System with additional power supply for CE operation.

All net prices, not including VAT, before discount, free delivery (CIF) to country of delivery

Delivery: approximately 8 weeks, or on request.

-------------------------------------------------------------------------------------------
Philips GmbH, CE / Hotel-TV, Alexanderstr. 1, 20099 Hamburg, Tel: 040-2852-1508, Fax: -1509


     ---------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                      PLANNING, ORDER DEADLINES, DELIVERY

For business and administrative reasons, we must closely coordinate our planning and scheduling of component purchases, production and shipment. For customer-specific products such as television sets with the interface integrated during the fabrication of the units, our objective is "near on demand" production, with only a minimum inventory maintained by Philips.
Basically, the following planning procedures must be followed to achieve this objective:

- monthly projections for the following 3 months, to determine availability of the components,
- weekly orders every Thursday, for determination of the quantities required in Week 6 thereafter (delivery to the hotel).
          (for new models, the delivery date must be determined individually)

Philips will not maintain significant inventories of customer-specific versions.

The interface boards will be ordered by Philips Plant Purchasing in the context of the projections received from the customer and the definitive order. Until further notice, all projections and orders from Prodac must be routed via Philips Hotel-TV Hamburg. This procedure is necessary on account of the planning required, and to guarantee the smoothest possible handling of international shipments.

Philips can only be held accountable for late deliveries if the delivery date has been confirmed in writing by Philips Hotel-TV not later than 3 days before the delivery deadline. Philips shall not be held liable in case of events of force majeure and delays caused by a cutoff of credit. On the other hand, Philips may demand reimbursement for any expenses incurred, in particular for any transportation arrangements which have been made, if said arrangements must be changed later than 3 days before the delivery deadline. This requirement also applies, where appropriate, to merchandise which has been ordered and is ready for shipment, but is not picked up on time.

June 18, 1996
HJP               /S/ Authorized signatures

                                                                         PHILIPS

                       APPENDIX TO 1996 ANNUAL AGREEMENT


CE CONFORMITY

Philips products meet the requirements set forth in CE Specifications, have been appropriately tested and bear the CE symbol. Any intervention into the equipment not expressly authorized in writing by Philips voids this CE certification, unless the intervention in question is a repair based on the instructions contained in the corresponding Service Documentation.

The obligations on the part of Philips set forth in the Guarantee or Warranty, as well as any product liability on the part of Philips shall become null and void in the event of an unauthorized intervention; in such cases, the CE certification applied for by Philips is also null and void.

Even in the event of authorized interventions, Philips' contractual partner shall not sell the equipment without CE conformity testing and certification.

DISPOSAL OF PACKAGING

Philips complies with the packaging disposal requirements specified by the applicable laws and regulations. In the context of an industry-wide agreement, said disposal is carried out in cooperation with VfW, Cologne, which provides disposal of business and industrial waste materials in the context of its regularly scheduled routes. Notification of the disposal of items must be given to VfW 3-4 days in advance, using the appropriate form, in which case VfW shall make its best efforts to provide service on the date requested.

The packaging materials must be made available to the disposal company ready for pickup, i.e. flattened, sorted by type, and collected at one location.

Philips shall not pay any special charges, nor any costs which are incurred as a result of specified pick-up dates or additional trips.

SERVICE

Reimbursement of warranty costs shall be paid in the form of a lump sum to cover the conventional warranty risk. Reimbursement for the repair of frequent or epidemic defects for which Philips is responsible shall be paid separately. In such a case, both parties shall endeavor to reach a settlement which is economically and administratively reasonable for both parties.

CREDIT LIMIT

Philips will extend a merchandise credit limit which is appropriate to the scope of activity and the economic risk, although the customer has no legal entitlement to such a credit limit. If, in the estimation of Philips, the customer's economic situation changes between the date the order is accepted and the specified delivery date, such that a limitation of the supplier's risk is indicated, Philips shall not incur any liability for the consequences of any delay in delivery. These terms also apply if there are corresponding delays in payment for prior shipments.


Hamburg, June 18, 1996        Cologne, ___________________

Philips CE / Hotel-TV         Prodac GmbH, Cologne

                         PHILIPS RECYCLING WITH SYSTEM
                    for CE Products (television sets etc.)


DISPOSAL OF PACKAGING MATERIAL WHICH COMES WITH THE ITEM

Philips CE complies with the packaging disposal requirements set forth in the applicable laws and regulations. In the context of an industry-wide agreement, said disposal is carried out in cooperation with VfW, Cologne, which provides disposal of business and industrial waste materials in the context of its regularly scheduled routes. Notification of the disposal of items must be given to VfW 3-4 days in advance, using the appropriate form, in which case VfW shall make its best efforts to provide service on the date requested.

The packaging materials must be made available to the disposal company ready for pickup, i.e. flattened, sorted by type, and collected at one location.

Philips shall not pay any special charges, nor any costs which are incurred as a result of specified pick-up dates or additional trips.

PROCEDURE

The enclosed form (Recycling with System) must be completed and sent by telefax to VfW, Cologne. The form must indicate the types of units in question and the number of units of which the packaging materials must be disposed, as well as the amount of material in kilograms obtained by multiplying the individual weights - for each model and for each material (paper, film, Styrofoam) - again for each model and as a total including all models.

Please note that the form must also include the desired pick-up date (approximately 5 working days after the form is filed), the complete address where the material is to be picked up, the name of a contact person, and a telephone number for additional information.

The VfW will bill Philips CE on the basis of this form.

The materials to be picked up must be prepared as follows:

-  separated by type, into paper, film, Styrofoam
-  flattened, with cardboard boxes laid flat
-  Styrofoam must be in Styrofoam collection bags

The disposal company is required to pick up only materials prepared as indicated above. All additional services may result in additional charges. These terms also apply for unnecessary trips for which the customer is responsible, additional trips which may be necessary to pick up small additional quantities, and for other materials which are not part of the CE scope of supply.

Using this procedure, Philips CE shall be responsible for picking up the packaging materials in the context of a regular pickup schedule, but it does not guarantee that it will be able to comply with any requested or specified deadlines. Likewise, it will, under no circumstances, pay the costs of any disposal arranged outside this procedure.

    THIS PROCEDURE APPLIES TO PHILIPS-CE PRODUCTS SUCH AS TELEVISION SETS.